UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2014

MOTORCAR PARTS OF AMERICA, INC.
(Exact Name of Registrant as Specified in its Charter)

New York	001-33861	11-2153962
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2929 California Street, Torrance, CA	90503
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, Mel Marks, a director of Motorcar Parts of America, Inc. (“MPA” or the “Company”), signed an offer letter with the Company (the “Offer Letter”), which was approved by the Compensation Committee of MPA.  Purusant to the terms in the Offer Letter, Mr. Marks will serve as a director of all of MPA’s Asian subsidiaries, in addition to his position as a director of MPA. As compensation for this role, Mr. Marks will receive $150,000 per annum, along with his regular compensation as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: November 20, 2014	By:	/s/ Michael M. Umansky
Name: Michael M. Umansky
Title: Vice President and General Counsel